UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016 (April 7, 2016)

Fifth Street Senior Floating Rate Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-35999	61-1713295
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 681-3600

Not Applicable

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 7, 2016, Fifth Street Senior Floating Rate Corp. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the proposals voted upon at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement (the “Proxy Statement”) on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 4, 2016, and the final voting tabulation reported by the Company’s independent inspector of elections, IVS Associates, Inc. (“IVS”).

As of the close of business on March 2, 2016, the record date for the Annual Meeting, 29,466,768 shares of Common Stock were outstanding and entitled to vote. According to IVS, 19,587,859 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing approximately 66.47% percent of the shares entitled to be voted.

Proposal 1. Based on the final results from IVS, the Company’s stockholders elected the following two nominees to serve on the Board of Directors, each of whom will serve until the 2019 annual meeting of stockholders, or until his successor is duly elected and qualified: Ivelin M. Dimitrov and Richard W. Cohen. The final tabulation from IVS of voting results for the election of directors is set forth below:

Board of Directors’ Nominees

Name	Votes For	Withheld
Ivelin M. Dimitrov	8,464,169	1,805,341
Brian S. Dunn	8,067,948	2,201,562

Ironsides’ Nominees

Name	Votes For	Withheld
Robert C. Knapp	8,194,940	567,260
Richard W. Cohen	8,632,387	129,813

Proposal 2. Based on the final results from IVS, the Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016, as set forth below:

Votes For	Votes Against	Abstain
18,107,163	228,021	1,252,675

Proposal 3. Based on the final results from IVS, the Company’s stockholders voted against approving the binding stockholder proposal put forth by Ironsides to terminate the Investment Advisory Agreement with Fifth Street Management LLC, as set forth below:

Votes For	Votes Against	Abstain
8,451,339	9,210,418	1,369,953

Proposal 4. Based on the final results from IVS, the Company’s stockholders voted against approving the advisory non-binding stockholder proposal put forth by Ironsides regarding Fifth Street Management LLC, as described in the Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain
8,420,220	9,238,583	1,372,907

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2016	FIFTH STREET SENIOR FLOATING RATE CORP.

By: /s/ Kerry S. Acocella
Name: Kerry S. Acocella
Title: Chief Compliance Officer and Secretary